UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 5, 2012
_____________
KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Kennedy-Wilson Holdings, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein. In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to its acquisitions of 1500 7th Street, a multifamily property located in Sacramento, California ("Capitol Towers"), 1900 South State College Boulevard, an office property located in Anaheim, California ("Stadium Gateway") and 5200 Lankershim Boulevard, an office building located in North Hollywood, California ("The Academy").

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired
Page
1500 7th Street:
Independent Auditors' Report	3
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011	4
Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011	5
1900 South State College Boulevard:
Independent Auditors' Report	7
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011	8
Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011	9
5200 Lankershim Boulevard:
Independent Auditors' Report	11
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011	12
Notes to Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2012 (Unaudited) and the Year Ended December 31, 2011	13
(b) Pro forma financial information
Kennedy-Wilson Holdings, Inc.:
Kennedy-Wilson Holdings, Inc. and Subsidiaries Unaudited Pro Forma Financial Information	15
Unaudited Pro Forma Balance Sheet as of June 30, 2012	16
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2012	18
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011	20
(c) Exhibits
23.1 Consent of KPMG LLP, dated November 5, 2012

Independent Auditors' Report

The Board of Directors
Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying statements of revenues and certain expenses (Historical Summary) of 1500 7th Street (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property's revenues and certain expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of 1500 7th Street for the year ended December 31, 2011, in conformity with U.S generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
November 5, 2012

1500 7TH STREET

Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

	Six-Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rental income	$2,418,000	$4,765,000
Other income	385,000	968,000
Total revenues	2,803,000	5,733,000
Certain expenses:
Property operating and maintenance	629,000	1,502,000
Property taxes and insurance	436,000	623,000
Management fees	97,000	171,000
Total certain expenses	1,162,000	2,296,000
Revenues in excess of certain expenses	$1,641,000	$3,437,000

See accompanying notes to statements of revenues and certain expenses.

1500 7TH STREET

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 1500 7th Street ("the Property"). The Property is a 409 unit multifamily residential building with approximately 4,320 square feet of retail space, located in Sacramento, California. The Property was purchased on May 11, 2012 by KW CapTowers, LLC. Kennedy-Wilson Holdings, Inc. owns a 51.3% direct and indirect equity interest in KW CapTowers, LLC.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the six months ended June 30, 2012 and the year ended December 31, 2011 due to exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization, and

•	Mortgage interest expense since the Property was refinanced at the time of the change in ownership.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the six-months ended June 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

1500 7TH STREET

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of June 30, 2012, the minimum future cash rents receivable under noncancelable operating leases through January 31, 2015 are as follows:

July 1, 2012 - December 31, 2012	$1,590,000
2013	822,000
2014	16,000
2015	1,000
Thereafter	—
$2,429,000

(4)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors' Report

The Board of Directors
Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying statements of revenues and certain expenses (Historical Summary) of 1900 South State College Boulevard (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property's revenues and certain expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of 1900 South State College Boulevard for the year ended December 31, 2011, in conformity with U.S generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
November 5, 2012

1900 SOUTH STATE COLLEGE BOULEVARD

Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

	Six-Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rent	$3,074,000	$5,943,000
Tenant recoveries	190,000	415,000
Total revenues	3,264,000	6,358,000
Certain expenses:
Property operating and maintenance	723,000	1,466,000
Property taxes and insurance	430,000	791,000
Management fees	98,000	181,000
Interest	1,487,000	2,982,000
Other	69,000	117,000
Total certain expenses	2,807,000	5,537,000
Revenues in excess of certain expenses	$457,000	$821,000

See accompanying notes to statements of revenues and certain expenses.

1900 SOUTH STATE COLLEGE BOULEVARD

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 1900 South State College Boulevard. ("the Property"). The Property is an office building totaling approximately 273,000 rentable square feet, located in Anaheim, California. The Property was purchased on July 12, 2012 by KW Stadium Gateway, LLC. Kennedy-Wilson Holdings, Inc. owns a 52.5% direct and indirect interest in KW Stadium Gateway, LLC.

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the six months ended June 30, 2012 and the year ended December 31, 2011 due to exclusion of certain expenses, such as depreciation and amortization, which may not be comparable to the proposed future operations of the property.
Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.
Unaudited Interim Statement

The statement of revenue and certain expenses for the six-months ended June 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

1900 SOUTH STATE COLLEGE BOULEVARD

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

(3)	Minimum Future Lease Rentals

There are eight lease agreements in place with tenants to lease space at the Property. As of June 30, 2012, the minimum future cash rents receivable under non-cancellable operating leases in each of the next five years and thereafter are as follows:

July 1, 2012 to December 31, 2012	$3,018,000
2013	4,339,000
2014	3,378,000
2015	2,801,000
2016	2,833,000
Thereafter	3,363,000
$19,732,000

Leases generally require reimbursement of the tenant's proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Mortgage Loan Payable

The Property is encumbered by a mortgage loan in the principal amount of $52,000,000 bearing interest at 5.66% per annum and payable in monthly interest-only installments to maturity, February 1, 2016.

(5)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

Independent Auditors' Report

The Board of Directors
Kennedy-Wilson Holdings, Inc.:

We have audited the accompanying statements of revenues and certain expenses (Historical Summary) of 5200 Lankershim Boulevard (the Property) for the year ended December 31, 2011. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 1. The presentation is not intended to be a complete presentation of the Property's revenues and certain expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in note 1 of 5200 Lankershim Boulevard for the year ended December 31, 2011, in conformity with U.S generally accepted accounting principles.

/s/ KPMG LLP

Los Angeles, California
November 5, 2012

5200 LANKERSHIM BOULEVARD

Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

	Six-Months Ended June 30, 2012 (Unaudited)	Year Ended December 31, 2011
Revenues:
Rent	$1,813,000	$3,463,000
Parking and other	271,000	437,000
Tenant recoveries	33,000	70,000
Total revenues	2,117,000	3,970,000
Certain expenses:
Property operating and maintenance	548,000	1,168,000
Property taxes and insurance	297,000	461,000
Management fees	57,000	125,000
Total certain expenses	902,000	1,754,000
Revenues in excess of certain expenses	$1,215,000	$2,216,000

See accompanying notes to statements of revenues and certain expenses.

5200 LANKERSHIM BOULEVARD

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

(1)	Basis of Presentation

The accompanying statements of revenues and certain expenses relate to the operations of 5200 Lankershim Boulevard ("the Property"). The Property is an office building totaling approximately 175,000 rentable square feet, located in North Hollywood, California, which Kennedy-Wilson Holdings, Inc. is under contract to purchase.
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the six months ended June 30, 2012 and the year ended December 31, 2011 due to exclusion of the following expenses, which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization, and

•	Mortgage interest expense since the Property will be refinanced at the time of the change in ownership.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2)	Summary of Significant Accounting Policies

Revenue recognition

Rental revenue from tenants is recognized on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.
Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, since the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier, and bears the associated credit risk.
Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

Unaudited Interim Statement

The statement of revenue and certain expenses for the six-months ended June 30, 2012 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

5200 LANKERSHIM BOULEVARD

Notes to Statements of Revenues and Certain Expenses
Six-Months Ended June 30, 2012 (Unaudited) and
Year Ended December 31, 2011

(3)	Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space at the Property. As of June 30, 2012, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

July 1, 2012 to December 31, 2012	$2,316,000
2013	4,316,000
2014	3,636,000
2015	3,182,000
2016	2,311,000
Thereafter	759,000
$16,520,000

Leases generally require reimbursement of the tenant's proportionate share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

(4)	Tenant Concentration

As of June 30, 2012, two tenants represented 32% (unaudited) of the Property's base rental revenue for the six months then ended.
As of December 31, 2011, two tenants represented 33% of the Property's base rental revenue for the year then ended.

(5)	Subsequent Events

The Company evaluated subsequent events through the date these financial statements were issued.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA FINANCIAL INFORMATION

This pro forma information should be read in conjunction with the consolidated financial statements of Kennedy-Wilson Holdings, Inc. and its subsidiaries (the "Company" or "our") included in the Company's Form 10-K for the fiscal year ended December 31, 2011 and the Company's Form 10-Q for the quarterly period ended June 30, 2012, as filed with the Securities and Exchange Commission.

The unaudited pro forma consolidated balance sheet as of June 30, 2012 has been prepared to give effect to the acquisitions of Stadium Gateway, which was acquired on July 12, 2012, and The Academy, which is currently under contract, as if the acquisitions occurred on June 30, 2012. The acquisition of Capitol Towers is already reflected in our consolidated balance sheet as of June 30, 2012.

The following unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 2011 and the consolidated statement of operations of the Company for six months ended June 30, 2012 have been prepared to give effect to the acquisition of (1) Capitol Towers, in which the Company owns an equity interest in the entity that owns the Property; (2) Stadium Gateway, in which the Company owns an equity interest in the entity that owns the Property and (3) The Academy, in which the Company is currently under contract to acquire and which the Company expects to consolidate. The pro forma consolidated statements of operations assume that each acquisition had occurred on January 1, 2011.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of Capitol Towers, Stadium Gateway and Academy and their related notes thereto included elsewhere in this filing. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to represent (1) the results of our operations that would have actually occurred had the acquisition of Capitol Towers, Stadium Gateway and The Academy occurred on January 1, 2011 or (2) an estimate of the results of our operations as of any future date or for any future period, as applicable.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2012

	Kennedy-Wilson Holdings, Inc. (a)		Stadium Gateway		The Academy		Pro Forma Total

Assets
Cash and cash equivalents	$86,494,000		$(3,450,000)	(b)	$(19,000,000)	(c)	$64,044,000
Accounts receivable	3,465,000		—		—		3,465,000
Accounts receivable — related parties	16,126,000		—		—		16,126,000
Notes receivable	11,420,000		—		—		11,420,000
Notes receivable — related parties	40,101,000		—		—		40,101,000
Real estate, net	112,770,000		—		41,667,000	(c)	154,437,000
Investments in joint ventures ($51,776,000 carried at fair value as of June 30, 2012)	360,781,000	(d)	3,450,000	(b) (d)	—		364,231,000
Loan pool participations	121,328,000		—		—		121,328,000
Marketable securities	10,326,000		—		—		10,326,000
Other assets	20,042,000		—		6,333,000	(c)	26,375,000
Goodwill	23,965,000		—		—		23,965,000
Total assets	$806,818,000		$—		$29,000,000		$835,818,000

Liabilities and equity
Liabilities
Accounts payable	$672,000		$—		$—		$672,000
Accrued expenses and other liabilities	22,134,000		—		—		22,134,000
Accrued salaries and benefits	4,717,000		—		—		4,717,000
Deferred tax liability	20,592,000		—		—		20,592,000
Senior notes payable	249,411,000		—		—		249,411,000
Mortgage loans payable	30,748,000		—		29,000,000	(c)	59,748,000
Borrowings under line of credit	34,189,000		—		—		34,189,000
Junior subordinated debentures	40,000,000		—		—		40,000,000
Total liabilities	402,463,000		—		29,000,000		431,463,000

Equity
Cumulative preferred stock, $0.0001 par value: 1,000,000 shares authorized $1,000 per share liquidation preference:
6.00% Series A, 100,000 shares issued and outstanding as of June 30, 2012, mandatorily convertible on May 19, 2015	—		—		—		—
6.45% Series B, 32,550 shares issued and outstanding as of June 30, 2012, mandatorily convertible on November 3, 2018	—		—		—		—
Common stock, $0.0001 par value: 125,000,000 shares authorized, 56,134,646 shares issued and 55,117,598 shares outstanding as of June 30, 2012	6,000		—		—		6,000
Additional paid-in capital	405,380,000		—		—		405,380,000
Retained earnings (accumulated deficit)	(2,152,000)		—		—		(2,152,000)
Accumulated other comprehensive income	9,501,000		—		—		9,501,000
Common stock held in treasury, at cost, $0.0001 par value, 1,017,048 held at June 30, 2012	(9,856,000)		—		—		(9,856,000)
Total Kennedy-Wilson Holdings, Inc. shareholders' equity	402,879,000		—		—		402,879,000
Noncontrolling interests	1,476,000		—		—		1,476,000
Total equity	404,355,000		—		—		404,355,000
Total liabilities and equity	$806,818,000		$—		$29,000,000		$835,818,000

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2012

(a) Reflects the historical consolidated balance sheet as of June 30, 2012, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

(b) Pro forma effect of the Company's acquisition of Stadium Gateway, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of Stadium Gateway had occurred on June 30, 2012. The equity method investment in Stadium Gateway was made on July 12, 2012.

(c) Pro forma effect of the Company's acquisition of The Academy for $48.0 million, assuming the acquisition of The Academy had occurred on June 30, 2012. This acquisition is currently under contract and will be funded from cash available and related mortgage financing. The net purchase price was allocated to real estate, net, for the tangible assets, and other assets, for identifiable intangibles, upon business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

(d) Kennedy-Wilson Holdings, Inc. has significant influence over Capitol Towers and Stadium Gateway, but not control even though it has a greater than 50% ownership interest, and accordingly, these investments are accounted for under the equity method.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012

	Kennedy Wilson Holdings, Inc. (a)	Capitol Towers		Stadium Gateway		The Academy		Company Pro Forma
Revenue
Management and leasing fees	$7,257,000	$—		$—		$—		$7,257,000
Management and leasing fees - related party	11,716,000	47,000	(g)	47,000	(g)	—		11,810,000
Commissions	2,036,000	—		—		—		2,036,000
Commissions - related party	1,984,000	—		—		—		1,984,000
Rental and other income	2,947,000	—		—		2,117,000	(d)	5,064,000
Total revenue	25,940,000	47,000		47,000		2,117,000		28,151,000
Operating expenses
Commission and marketing expenses	2,305,000	—		—		—		2,305,000
Compensation and related expenses	19,294,000	—		—		—		19,294,000
General and administrative	8,557,000	—		—		—		8,557,000
Depreciation and amortization	1,914,000	—		—		1,523,000	(e)	3,437,000
Rental operating expenses	1,791,000	—		—		845,000	(d)	2,636,000
Total operating expenses	33,861,000	—		—		2,368,000		36,229,000
Equity in joint venture income (loss)	10,624,000	225,000	(b)	(989,000)	(c)	—		9,860,000
Interest income from loan pool participations and notes receivable	3,414,000	—		—		—		3,414,000
Operating income (loss)	6,117,000	272,000		(942,000)		(251,000)		5,196,000
Non-operating income (expense)
Interest income	55,000	—		—		—		55,000
Interest income - related party	2,269,000	—		—		—		2,269,000
Gain on sale of marketable securities	2,931,000	—		—		—		2,931,000
Realized foreign currency exchange loss	(74,000)	—		—		—		(74,000)
Interest expense	(13,224,000)	—		—		(322,000)	(f)	(13,546,000)
(Loss) income from continuing operations before benefit from (provision for) income taxes	(1,926,000)	272,000		(942,000)		(573,000)		(3,169,000)
Benefit from (provision for) income taxes	2,621,000	(108,000)	(h)	375,000	(h)	228,000	(h)	3,116,000
Income (loss) from continuing operations	695,000	164,000		(567,000)		(345,000)		(53,000)
Net income from continuing operations attributable to the noncontrolling interests	(2,926,000)	—		—		—		(2,926,000)
Net (loss) income from continuing operations attributable to Kennedy-Wilson Holdings, Inc.	(2,231,000)	164,000		(567,000)		(345,000)		(2,979,000)
Preferred dividends and accretion of preferred stock issuance costs	(4,072,000)	—		—		—		(4,072,000)
Net (loss) income from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(6,303,000)	$164,000		$(567,000)		$(345,000)		$(7,051,000)
Basic and diluted loss per share from continuing operation attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$(0.12)							$(0.14)
Weighted average number of common shares outstanding	51,280,986							51,280,986
Dividends declared per common share	$0.10							$0.10

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012

(a) Reflects our historical consolidated statement of operations for the six month period ended June 30, 2012, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

(b) Pro forma result of Capitol Towers, which the Company has direct and indirect ownership interests in totaling 51.3% and is accounted for under the equity method, assuming the acquisition of Capitol Towers had occurred on January 1, 2011. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(c) Pro forma result of Stadium Gateway, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of Stadium Gateway had occurred on January 1, 2011. This equity pick up includes the effect of all expected costs such as depreciation and amortization and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(d) Pro forma operating results of The Academy, assuming the acquisition had occurred on January 1, 2011, based on historical operations of the previous owner. As Kennedy-Wilson Holdings, Inc. will manage the property, managements fees have been excluded from rental operating expenses. This acquisition is currently under contract.

(e) Pro forma depreciation and amortization expense for The Academy, assuming the acquisition had occurred on January 1, 2011. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 40-year life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. This acquisition is currently under contract.

(f) Pro forma interest expense on a $29.0 million mortgage financing at LIBOR + 2.00% per annum related to the acquisition of The Academy, assuming that the borrowing was outstanding as of January 1, 2011. This acquisition is currently under contract and there is a commitment from the lender for the financing terms noted.

(g) Pro forma effect of property management fees that would be due to the Company, related to its management of Capitol Towers and Stadium Gateway, assuming the acquisition had occurred on January 1, 2011.

(h) Combined U.S. federal statutory and State of California income tax rates of 39.8%.

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Kennedy Wilson Holdings, Inc. (a)	Capitol Towers		Stadium Gateway		The Academy		Company Pro Forma
Revenue
Management and leasing fees	$12,570,000	$—		$—		$—		$12,570,000
Management and leasing fees - related party	14,546,000	83,000	(h)	86,000	(h)	—		14,715,000
Commissions	5,777,000	—		—		—		5,777,000
Commissions - related party	24,183,000	—		—		—		24,183,000
Sale of real estate	417,000	—		—		—		417,000
Rental and other income	5,140,000	—		—		3,970,000	(d)	9,110,000
Total revenue	62,633,000	83,000		86,000		3,970,000		66,772,000
Operating expenses
Commission and marketing expenses	3,965,000	—		—		—		3,965,000
Compensation and related expenses	41,129,000	—		—		—		41,129,000
Cost of real estate sold	397,000	—		—		—		397,000
General and administrative	14,455,000	—		—		150,000	(g)	14,605,000
Depreciation and amortization	2,798,000	—		—		3,045,000	(e)	5,843,000
Rental operating expenses	3,308,000	—		—		1,629,000	(d)	4,937,000
Total operating expenses	66,052,000	—		—		4,824,000		70,876,000
Equity in joint venture income (loss)	12,507,000	(20,000)	(b)	(2,036,000)	(c)	—		10,451,000
Interest income from loan pool participations and notes receivable	7,886,000	—		—		—		7,886,000
Operating income (loss)	16,974,000	63,000		(1,950,000)		(854,000)		14,233,000
Non-operating income (expense)
Interest income	285,000	—		—		—		285,000
Interest income - related party	2,021,000	—		—		—		2,021,000
Remeasurement gain	6,348,000	—		—		—		6,348,000
Interest expense	(20,507,000)	—		—		(644,000)	(f)	(21,151,000)
Income (loss) from continuing operations before benefit from (provision for) income taxes	5,121,000	63,000		(1,950,000)		(1,498,000)		1,736,000
Benefit from (provision for) income taxes	2,014,000	(25,000)	(i)	776,000	(i)	596,000	(i)	3,361,000
Income (loss) from continuing operations	7,135,000	38,000		(1,174,000)		(902,000)		5,097,000
Net income from continuing operations attributable to the noncontrolling interests	(1,132,000)	—		—		—		(1,132,000)
Net income (loss) from continuing operations attributable to Kennedy-Wilson Holdings, Inc.	6,003,000	38,000		(1,174,000)		(902,000)		3,965,000
Preferred dividends and accretion of preferred stock issuance costs	(8,744,000)	—		—		—		(8,744,000)
Net (loss) income from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(2,741,000)	$38,000		$(1,174,000)		$(902,000)		$(4,779,000)
Basic and diluted loss per share from continuing operations attributable to Kennedy-Wilson Holdings, Inc. common shareholders
Continuing operations	$(0.06)							$(0.11)
Weighted average number of common shares outstanding	42,415,770							42,415,770
Dividends declared per common share	$0.11							$0.11

KENNEDY-WILSON HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

(a) Reflects our historical consolidated statement of operations for the year ended December 31, 2011, which is included in Kennedy-Wilson Holdings, Inc.'s previously filed Annual Report on Form 10-K for the year ended December 31, 2011.

(b) Pro forma result of Capitol Towers, which the Company has direct and indirect ownership interests in totaling 51.3% and is accounted for under the equity method, assuming the acquisition of Capitol Towers had occurred on January 1, 2011. This equity pick up includes the effect of all expected costs such as depreciation and amortization, interest expense, and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(c) Pro forma result of Stadium Gateway, which the Company has direct and indirect ownership interests in totaling 52.5% and is accounted for under the equity method, assuming the acquisition of Stadium Gateway had occurred on January 1, 2011. This equity pick up includes the effect of all expected costs such as depreciation and amortization and other expenses that are excluded in the statements of revenues and certain expenses of the Property.

(d) Pro forma operating results of The Academy, assuming the acquisition had occurred on January 1, 2011, based on historical operations of the previous owner. As Kennedy-Wilson Holdings, Inc. will manage the property, managements fees have been excluded from rental operating expenses. This acquisition is currently under contract.

(e) Proforma depreciation and amortization expense for The Academy, assuming the acquisition had occurred on January 1, 2011. Depreciation expense on the purchase price of the building is recognized using the straight-line method as a 40-year life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease. This acquisition is currently under contract.

(f) Pro forma effect of interest expense on a $29.0 million mortgage financing at LIBOR + 2.00% per annum related to the acquisition of The Academy, assuming that the borrowing was outstanding as of January 1, 2011. This acquisition is currently under contract and there is a commitment from the lender for the financing terms noted.

(g) Pro forma effect of the non-recurring acquisition expenses in relation to the Company's acquisition of The Academy. This acquisition is currently under contract.

(h) Pro forma effect of property management fees that would be due to the Company, related to its management of Capitol Towers and Stadium Gateway, assuming the acquisition had occurred on January 1, 2011.

(i) Combined U.S. federal statutory and State of California income tax rates of 39.8%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.
By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: November 5, 2012